UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 7, 2008
(Date of earliest event reported)

AVOCENT CORPORATION
Exact name of registrant as specified in its charter)

DELAWARE	000-30575	91-2032368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4991 CORPORATE DRIVE, HUNTSVILLE, AL	35805
(Address of Principal Executive Offices)	(Zip Code)
Registrant�s telephone number, including area code	(256) 430-4000
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

? Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

? Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

? Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On January 7, 2008, Avocent Corporation publicly disseminated a press release announcing its current revenue estimate for the fourth quarter ended December 31, 2007. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits.

         Exhibit Number                Description of Exhibit

         99.1                           Press Release issued January 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVOCENT CORPORATION
(Registrant)

Date:	January 7, 2008	By:	/s/ Edward H. Blankenship
			Name:	Edward H. Blankenship
			Title:	Senior Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 7, 2008